UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street,  Suite 311

Denver,  Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 7, 2019, The ONE Group Hospitality, Inc. (the “Company”) filed a current report on Form 8-K reporting the completion of its acquisition of substantially all of the assets of Kona Grill, Inc. and its affiliates effective October 4, 2019 (“Kona Grill”). This amendment amends the original filing to include the financial statements of Kona Grill required by Item 9.01(a) and pro forma financial statements of Kona Grill and the Company required by Item 9.01(b). The Company acquired the Kona Grill assets through a bankruptcy proceeding. During the six months ended June 30, 2019, Kona Grill closed 15 restaurants and subsequently closed three additional restaurants in July 2019. The assets related to those restaurants were not acquired by the Company.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

(i) The unaudited interim financial statements of Kona Grill, Inc. as of and for the six months ended June 30, 2019 (which have not been reviewed by an Independent Registered Public Accounting Firm) and 2018 are filed as Exhibit 99.2 and incorporated into this Item 9.01(a).

(ii) The audited financial statements of Kona Grill, Inc. as of and for the years ended December 31, 2018 and 2017 are filed as Exhibit 99.1 and incorporated into this Item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2019 (which has not been reviewed by an Independent Registered Public Accounting Firm) and the unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the six months ended June 30, 2019 (which has not been reviewed by an Independent Registered Public Accounting Firm) and for the year ended December 31, 2018 are filed as Exhibit 99.3 and incorporated into this Item 9.01(b).

(d) Exhibits.

23.1*	Consent of BDO USA, LLP (Independent Registered Public Accounting Firm)
23.2*	Consent of Ernst & Young LLP (Independent Registered Public Accounting Firm)
99.1*	Audited financial statements of Kona Grill, Inc. as of and for the years ended December 31, 2018 and 2017 (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Kona Grill, Inc., filed on April 16, 2019).
99.2	Unaudited interim financial statements of Kona Grill, Inc. as of and for the six months ended June 30, 2019 and 2018.
99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2019 and the unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the six months ended June 30, 2019 and for the year ended December 31, 2018.

* Previously filed on Form 8-K/A on December 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2019	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
23.1*	Consent of BDO USA, LLP (Independent Registered Public Accounting Firm)
23.2*	Consent of Ernst & Young LLP (Independent Registered Public Accounting Firm)
99.1*	Audited financial statements of Kona Grill, Inc. as of and for the years ended December 31, 2018 and 2017 (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Kona Grill, Inc., filed on April 16, 2019).
99.2	Unaudited interim financial statements of Kona Grill, Inc. as of and for the six months ended June 30, 2019 and 2018.
99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2019 and the unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the six months ended June 30, 2019 and for the year ended December 31, 2018.

* Previously filed on Form 8-K/A on December 19, 2019.

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